sb financialgroup

Sound advice. Smart money.

Annual Meeting of Shareholders

Build on Our Strength

April 23, 2014 | Founders Hall at Sauder Village

Annual Meeting Agenda

- Introductions
- Annual Meeting-Shareholder Proposals
- SB Financial Group, Inc. Business Overview
- Questions, Comments and Discussion
- Voting Results
- Adjournment

Shareholder Proposals

- Proposal 1 – to elect three (3) directors to serve for terms of three (3) years each:
  - Mr. Robert A. Fawcett, Jr.
  - Mr. Gaylyn J. Finn
  - Ms. Rita A. Kissner
- Proposal 2 – to ratify the appointment of BKD, LLP as the independent registered public accounting firm of SB Financial Group, Inc. for the fiscal year ending December 31, 2014.
- Proposal 3 – to approve a non-binding advisory resolution to approve the compensation of the Company's named executive officers.

Special Guests

- Independent Auditor
  - Mr. Troy Gilstorf, Mr. Scott Hopf, BKD, LLP
- Legal Counsel
  - Mr. Tony Weis, Vorys, Sater, Seymour & Pease, LLP
- Local Counsel
  - Mr. Stan Yoder and Mr. Jim Weaner, of Weaner, Zimmerman, Bacon, & Yoder Ltd.
- Investor Relations Counsel
  - Ms. Renee Ketels, Lambert Edwards & Associates

State Bank
Advisory Board Members

Defiance County

Board Liaison:

- *Ms. Rita Kissner*

- Mr. Jerry Overmier
- Mr. Mike McCann
- Mr. Doug McDonald
- Ms. Sue Strausbaugh

State Bank
Advisory Board Members

Fulton County

Board Liaison:

- *Mr. Gaylyn Finn*

- Ms. Virginia Neuenschwander
- Mr. Edward Nofziger
- Mr. Joseph O'Neil
- Mr. Joseph Short
- Mr. Kevin Whitlock

State Bank
Advisory Board Members

Lima Region

Board Liaison:

- *Mr. Timothy Stolly*

- Mr. John Johnson
- Mr. Robert Meredith
- Dr. Patrick Chaney
- Mr. Joseph Guagenti
- Mr. Ronald Miller

State Bank
Advisory Board Members

Paulding County

- Mr. Rex Williamson
- Dr. John Saxton

Board Liaison:

- *Mr. George Carter*

State Bank
Advisory Board Members

Toledo Region

Board Liaison:

- *Mr. Gary Cates*

- Mr. Steven Bohl
- Mr. Ronald King
- Ms. Tracy Sallah
- Mr. Tom Helberg

State Bank
Advisory Board Members

Williams County

Board Liaison:

- *Mr. William Martin*

- Mr. Jerry Kneipp
- Mr. Glen Newcomer
- Mr. Duane A. Weiss
- Mr. Michael Spangler

SB Financial Group/State Bank Retired Director: Tom Sauer

- Served as Director for seven years
- Served as member of the Governance and Nominating Committee; Chairman of State Bank Investment Committee



SB Financial Group/State Bank New Director: George Carter

- Appointed in August 2013
- CEO/General Manager of Paulding Putnam Electric Cooperative
- BA from Oakland University
- Member of the Loan Review Committee



SB Financial Group/State Bank New Director: William Martin

- Appointed in February 2014
- Executive Vice President and CFO of Spangler Candy Company
- BS from Bowling Green State University
- Resident of Bryan, OH



SB Financial Group/State Bank Boards of Directors

Term Expiring		
2014	2015	2016
Mr. Robert A. Fawcett, Jr.	Mr. George W. Carter	Mr. Richard L. Hardgrove*
Mr. Gaylyn J. Finn	Mr. Gary M. Cates	Mr. Mark A. Klein*
Ms. Rita A. Kissner*	Mr. Timothy J. Stolly	Mr. William G. Martin

* Indicates an RDSI Board Member

SB Financial Group
Committee Chairpersons

- Audit Committee
  - Chair: Rita A. Kissner
  - Financial Expert: Gaylyn J. Finn
- Compensation Committee
  - Chair: Robert A. Fawcett, Jr.
- Governance and Nominating Committee
  - Chair: Richard L. Hardgrove
- Loan Review Committee
  - Chair: Gaylyn J. Finn

SB Financial Group, Inc.

Build on Our Strength

Business Overview

Safe Harbor Statement

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors. Additional factors that could cause results to differ from those described above can be found in the Company's Annual Report on Form 10-K and documents subsequently filed by SB Financial Group with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements.

Vision: Become a Top-Quartile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

What is "Top-Quartile" Performance

	SBFG Q1 2014	SBFG 2013	Peer Group Top Quartile *	Peer Group Median*	SBFG 2012	SBFG 2011
Return On Assets	0.61%	0.81%	0.97%	0.72%	0.75%	0.26%
Net Interest Margin	3.46	3.75	3.89	3.59	3.76	3.81
Non-interest Income/Avg. Assets	1.58	2.19	1.19	0.79	2.33	1.83
Efficiency Ratio	80.55	74.43	66.18	70.57	75.48	82.38
Non-Interest Expense/Avg. Assets	3.76	4.14	2.76	3.08	4.31	4.49
NPAs/Assets	1.05	1.14	1.40	2.26	1.40	1.60
Tangible Common Equity	6.39	6.33	10.50	8.81	5.70	4.85
Risk-Based Capital Ratio	13.49	13.39	18.40	16.40	12.17	11.35

* Peer group consists of SNL 2013 data for 69 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

Increase Profitability Through Ongoing Diversification

2013 Fee Income
$14.0 million



Service Fees 18.4%
Wealth Management 18.9%
Item Processing 10.7%
Other 7.1%
Mortgage Banking 44.9%

Increase Profitability Through Ongoing Diversification

- Fee income as a percentage of total revenue exceeds 40%
- Significant capacity exists to expand relationships with little additional cost
- New assets under management average 81 bps in fee income



2013 Fee Income
$14.0 million
Service Fees 18.4%
Wealth Management 18.9%
Item Processing 10.7%
Other 7.1%
Mortgage Banking 44.9%

Increase Profitability Through Ongoing Diversification

- Concentration on:
  - Residential real estate
  - Government guaranteed credits (SBA, USDA)
- Awarded with "Preferred Lender" status on SBA loans



Geographical Footprint
Banking Centers
Loan Production Offices
Pearl Beach
Hudson
Sylvania
Toledo
Angola
Pioneer
Bryan
Napoleon
Bowling Green
Auburn
Hicksville
Defiance
North Baltimore
Fort Wayne
Paulding
Miami Erie Canal
Ottawa
Findlay
Bluffton
Upper Sandusky
Lima
Kenton
Delaware
Hoover Reservoir
Marysville
Westerville
Dublin
Columbus
Reynoldsburg
Groveport
90
69
27
24
20
30
270

Strengthen Penetration in Markets Served

- Columbus
  - Since 2010, this region has generated $604 million in mortgage volume
  - Represents 16% of the loans outstanding
  - Nearly 2,000 households in existence





Strengthen Penetration in Markets Served

- Toledo
  - Fully staffed with commercial lending, wealth management and retail locations
  - Makeover of acquired bank now complete
  - Represents 17% of the loans outstanding



Strengthen Penetration in Markets Served

- Defiance
  - Enhance and maintain our high deposit and commercial lending market share
  - #2 in Defiance County with a 23% deposit market share
  - 21% of our total households reside in Defiance


STATE
BANK &
TRUST
COMPANY
BEST of the REGION
#1
VOTED THE AREA'S FAVORITE
Financial Institution

Expand Product Service Utilization by New and Existing Customers

- 42% of our households use three or more services
- 58% of our households have two or less services
- Laura Kline named "Client Experience Officer"
- 87% of our staff has made a referral to another business line
- Branded credit card product introduced in May 2013
- Relationship Rewards depository products to debut in Q2 2014

Achieve Operational Excellence

- Top-line growth to drive upside in above-peer-group efficiency ratio
- Management committed to consumer technology
  - Mobiliti® app for smartphone and iPad
  - Remote Deposit Capture

Efficiency Ratio Comparison



82.38%
75.48%
74.43%
67.78%
68.08%
70.57%
63.57%
62.94%
66.18%
80.00%
60.00%
40.00%
2011
2012
2013
SBFG
Peer Group Median*
Top Quartile*

* Peer group consists of SNL 2013 data for 69 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion

Sustain Asset Quality

- SBFG's asset quality now solidly top quartile
  - Loan loss provision has outpaced charge-offs for the last eight quarters
- Three relationships comprise 40% of total non-performing balance

Non-Performing Assets/ Total Assets
(Percent)



2.66
2.77
2.26
1.88
1.69
1.40
1.60
1.40
1.14
2011
2012
2013
SBFG
Peer Group Median*
Top Quartile*

* Peer group consists of SNL 2013 data for 69 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

Diverse Balance Sheet

Portfolio Balance of $477.3 Million at Year-end 2013


Consumer 10.0%
Commercial 17.9%
Residential Real Estate 20.9%
Agriculture 8.2%
Commercial Real Estate 43.0%

- Diversification of balance sheet an important risk mitigator
- SBFG reliance on commercial real estate below median peer level of 47.5%

Business Strategy Offers Additional Advantages



Return on Average Assets
(Percent)
0.87
0.97
0.97
0.57
0.70
0.72
0.26
0.75
0.81
2011
2012
2013
SBFG
Peer Group Median*
Top Quartile*

- Dividends reinstated in 2013; continuous payout a management priority
- Management/Board open to growth through acquisition
- Retained earnings have improved TCE ratio 232 bps in three years

* Peer group consists of SNL 2013 data for 69 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

sb financialgroup

Sound advice. Smart money.

Proposal Questions, Comments, and Discussion

sb financialgroup

Sound advice. Smart money.

Voting Results

Strategy and Team Poised for Performance

- Diversify sources of revenue to increase profitability
- Strengthen presence in markets served
- Expand product service utilization by new and existing clients
- Deliver gains in operational excellence
- Sustain asset quality


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